Filed Pursuant to Rule 433
                                                     Registration No. 333-140804

--------------------------------------------------------------------------------
Copyright 2007 JPMorgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

NOTICE: THE SECURITIES TO WHICH THIS INFORMATION RELATES HAVE NOT BEEN, AND WILL NOT BE, REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933 AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM REGISTRATION REQUIREMENTS. THIS OFFERING IS AVAILABLE ONLY TO INVESTORS THAT ARE EITHER (1) "QUALIFIED INSTITUTIONAL BUYERS" (AS DEFINED IN RULE 144A UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT")) OR (2) PERSONS THAT ARE NOT "U.S. PERSONS" (AS DEFINED IN REGULATION S UNDER THE SECURITIES
ACT) AND THAT ARE OUTSIDE THE UNITED STATES.

The information contained herein is qualified in its entirety by the information in the offering memorandum for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final offering memorandum relating to the securities. These materials are subject to change, completion or amendment from time to time. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final offering memorandum relating to the securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the depositor. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS INITIAL PURCHASER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE PROPOSED TRANSACTION.
--------------------------------------------------------------------------------

JPMCC 2007-CIBC20

      MULTIFAMILY AND MANUFACTURED HOUSING LOANS

            Signifies a loan with multiple properties
            Signifies a crossed collateralized loan

      -----------------------
      JPMCB   $200,953,000.00
      CIBC    $190,476,372.59

      Total   $391,429,372.59
      -----------------------


Seq #   Loan #   Loan/Prop   Originator   Property Name
-----   ------   ---------   ----------   -------------------------------
         58795   Loan        JPMCB        Lakeshore Apartments
         56606   Loan        JPMCB        Meadows Crossing
         57715   Loan        JPMCB        Forest View
            10   Loan        CIBC         Autumn Creek
         59295   Loan        JPMCB        Timber Ridge Apartments
            12   Loan        CIBC         Broadstone Stonebriar
            13   Loan        CIBC         Enclave at the Foothills
            16   Loan        CIBC         Union Hills Estates
            24   Loan        CIBC         Eagles Landing Apartments
         58779   Loan        JPMCB        Wright State Student Apartments
            25   Loan        CIBC         7700 Place
            31   Loan        CIBC         University Hill Apartments
            32   Loan        CIBC         Villas At Foxbrick
            42   Loan        CIBC         Presidental Estates Apartments
         59499   Loan        JPMCB        599 Broadway
            44   Loan        CIBC         322-326 East 82nd Street
            46   Loan        CIBC         Shadow Creek Apartments
         60543   Loan        JPMCB        Deer Trace MHC
         49375   Loan        JPMCB        Century Park Apartments
            60   Loan        CIBC         Orchard Place Apartments
         49371   Loan        JPMCB        Armon Bay Apartments
         59946   Loan        JPMCB        Whispering Sands
            65   Loan        CIBC         Timberline Apartments
            72   Loan        CIBC         Campus Park Housing
         59668   Loan        JPMCB        Woodhill Apartments
            78   Loan        CIBC         Chestnut Hollow Apartments
         56969   Loan        JPMCB        Fall Lake Apartments
            82   Loan        CIBC         Courtyard Place Apartments
            86   Loan        CIBC         202 East 21st Street
         57343   Loan        JPMCB        Bordeaux Apartments
         58326   Loan        JPMCB        Roselawn
            92   Loan        CIBC         1582 York Avenue
            93   Loan        CIBC         206 East 81st Street
            94   Loan        CIBC         Highland Hills Apartments
         59948   Loan        JPMCB        Sauk Trail MHC
            96   Loan        CIBC         309 West 43rd Street


Seq #   Loan #   Address                                           City                            County           State
-----   ------   -----------------------------------------------   -----------------------------   --------------   -----
         58795   8210 Lakeshore Trail East Drive                   Indianapolis                    Marion County    IN
         56606   10745 48th Avenue                                 Allendale                       Ottawa           MI
         57715   11707 North 2nd Street & 7927 Forest Hills Road   Machesney Park and Loves Park   Winnebago        IL
            10   1320 North McQueen Road                           Chandler                        Maricopa         AZ
         59295   6700 Wall Street                                  Mobile                          Mobile           AL
            12   5200 Town and Country Boulevard                   Frisco                          Denton           TX
            13   7300 North Mona Lisa Road                         Tucson                          Pima             AZ
            16   4101 West Union Hills Drive                       Glendale                        Maricopa         AZ
            24   3980 North Major Drive                            Beaumont                        Jefferson        TX
         58779   2030 Zink Road                                    Fairborn                        Greene           OH
            25   7700 East Speedway Boulevard                      Tucson                          Pima             AZ
            31   4704 North University Drive                       Nacogdoches                     Nacogdoches      TX
            32   7150, 7211 Foxbrick Lane                          Houston                         Harris           TX
            42   1808 Century Way                                  Indianapolis                    Marion           IN
         59499   599 Broadway                                      Paterson                        Passaic          NJ
            44   322-326 East 82nd Street                          New York                        New York         NY
            46   2807 Daniel McCall Drive                          Lufkin                          Angelina         TX
         60543   10514 Buck Crossing                               Walton                          Boone            KY
         49375   20430 Imperial Valley Drive                       Houston                         Harris           TX
            60   450 West Orchard Avenue                           Nampa                           Canyon           ID
         49371   6925 South Padre Island Drive                     Corpus Christi                  Nueces           TX
         59946   810 North Elmwood Park                            Valparaiso                      Porter           IN
            65   616 Northeast 38th Street                         Kansas City                     Clay             MO
            72   122 West Falls Avenue                             Twin Falls                      Twin Falls       ID
         59668   7 Patterson Drive                                 Glenmont                        Albany           NY
            78   141 Chestnut Street                               Needham                         Norfolk          MA
         56969   1415 Greens Parkway                               Houston                         Harris           TX
            82   425 South 25th Street                             South Bend                      St. Joseph       IN
            86   202 East 21st Street                              New York                        New York         NY
         57343   2901 South Brahma Boulevard                       Kingsville                      Kleberg County   TX
         58326   3346 Roselawn Road                                San Antonio                     Bexar            TX
            92   1582 York Avenue                                  New York                        New York         NY
            93   206 East 81st Street                              New York                        New York         NY
            94   1018 Sims Circle                                  Gastonia                        Gaston           NC
         59948   21191 Torrence Avenue                             Sauk Village                    Cook             IL
            96   309 West 43rd Street                              New York                        New York         NY


Seq #   Loan #   Zipcode        No. of Props   Property Type          Property SubType       Cutoff Balance   Cutoff Bal/Unit
-----   ------   ------------   ------------   --------------------   --------------------   --------------   ---------------
         58795          46250              1   Multifamily            Garden                  52,200,000.00         70,540.54
         56606          49401              1   Multifamily            Multifamily             31,000,000.00        164,021.16
         57715   61111, 61115              2   Manufactured Housing   Manufactured Housing    30,874,000.00         33,091.10
            10          85225              1   Multifamily            Garden                  21,335,000.00         59,263.89
         59295          36695              1   Multifamily            Multifamily             20,425,000.00         63,828.13
            12          75034              1   Multifamily            Garden                  20,000,000.00         65,359.48
            13          85741              1   Multifamily            Garden                  18,650,000.00         62,166.67
            16          85308              1   Multifamily            Garden                  17,970,000.00         63,723.40
            24          77713              1   Multifamily            Garden                  13,400,000.00         68,367.35
         58779          45234              2   Multifamily            Student Housing         13,000,000.00         67,357.51
            25          85710              1   Multifamily            Garden                  12,795,000.00         42,508.31
            31          75965              1   Multifamily            Garden                  10,900,000.00         58,602.15
            32          77338              1   Multifamily            Garden                  10,780,000.00         54,170.85
            42          46260              1   Multifamily            Garden                   9,300,000.00         38,114.75
         59499          07514              1   Multifamily            Mid-High Rise            9,000,000.00         76,923.08
            44          10028              1   Multifamily            Mid/High Rise            8,720,000.00        145,333.33
            46          75904              1   Multifamily            Garden                   8,700,000.00         63,043.48
         60543          41094              1   Manufactured Housing   Manufactured Housing     7,900,000.00         24,764.89
         49375          77073              1   Multifamily            Garden                   7,200,000.00         34,615.38
            60          83651              1   Multifamily            Garden                   6,600,000.00         56,410.26
         49371          78412              1   Multifamily            Multifamily              6,440,000.00         43,513.51
         59946          46385              1   Manufactured Housing   Manufactured Housing     6,241,000.00         18,969.60
            65          64116              1   Multifamily            Garden                   5,500,000.00         38,194.44
            72          83301              1   Multifamily            Garden                   4,850,000.00        101,041.67
         59668          12077              1   Multifamily            Multifamily              4,600,000.00         76,666.67
            78          02492              1   Multifamily            Garden                   4,250,000.00        151,785.71
         56969          77067              1   Multifamily            Garden                   4,200,000.00         33,870.97
            82          46615              1   Multifamily            Garden                   4,150,000.00         22,928.18
            86          10010              1   Multifamily            Mid/High Rise            3,345,000.00        119,464.29
         57343          78363              1   Multifamily            Garden                   3,000,000.00         25,000.00
         58326          78226              1   Multifamily            Garden                   2,983,000.00         33,897.73
            92          10028              1   Multifamily            Mid/High Rise            2,625,000.00        164,062.50
            93          10028              1   Multifamily            Mid/High Rise            2,500,000.00        104,166.67
            94          28052              1   Multifamily            Garden                   2,496,372.59         19,812.48
         59948          60411              1   Manufactured Housing   Manufactured Housing     1,890,000.00         20,106.38
            96          10036              1   Multifamily            Mid/High Rise            1,610,000.00         80,500.00


                                                         *Based on most recent NOI's or UW DSCR, as applicable

                                                         Current                                                        Original
Seq #   Loan #   Gross Coupon   Closing Date   UW DSCR   DSCR*      LTV    IO Period   Original Term   Remaining Term   Amort
-----   ------   ------------   ------------   -------   -------    ----   ---------   -------------   --------------   --------
         58795         5.7910   06/15/07          1.02      1.04    76.8          60             120              118        360
         56606         6.0700   08/15/07          1.15      1.15    79.5          36             120              120        360
         57715         6.5170   07/12/07          1.27      1.02    70.3          24              60               59        360
            10         6.5800   07/31/07          1.10      0.98    66.6          60             120              119        360
         59295         6.3220   08/31/07          1.15      1.05    72.2          36              60               60        360
            12         6.4000   08/10/07          1.25      1.10    66.6          36             120              120        360
            13         6.5800   07/31/07          1.10      1.04    77.2          60             120              119        360
            16         6.5800   07/31/07          1.10      1.06    69.4          60             120              119        360
            24         6.5600   08/01/07          1.15      1.13    77.2          60             120              119        360
         58779         6.1800   08/01/07          2.94      3.22    66.2           0             120              119        360
            25         6.5800   07/31/07          1.10      1.00    71.3          60             120              119        360
            31         6.5600   08/01/07          1.15      1.10    69.6          60             120              119        360
            32         5.8200   04/30/07          1.23      1.21    77.0           0             113              109        360
            42         5.8200   06/05/07          1.15      1.04    80.0          60             120              118        360
         59499         6.3045   07/26/07          1.19      1.40    68.2          36             120              119        360
            44         5.7500   05/10/07          1.58      0.92    68.1         120             120              117          0
            46         6.5600   08/01/07          1.16      1.13    76.7          60             120              119        360
         60543         6.3035   08/15/07          1.15      1.13    73.5          60             120              120        360
         49375         5.5600   06/13/07          1.21      1.33    80.0          60             120              118        360
            60         6.2100   05/23/07          1.15      1.00    80.0          60              60               57          0
         49371         5.5600   06/13/07          1.22      1.29    80.0          60             120              118        360
         59946         6.5170   07/12/07          1.27      1.02    70.3          60              60               59          0
            65         5.8200   06/05/07          1.19      1.06    79.7          60             120              118        360
            72         6.7300   09/01/07          1.26      1.26    74.6          12             120              120        360
         59668         6.4950   08/15/07          1.16      1.18    74.2          36             120              120        360
            78         6.4200   06/25/07          1.20      1.30    69.6          60             120              118        360
         56969         5.8770   05/07/07          1.43      1.94    79.7          60              60               57          0
            82         6.6400   08/10/07          1.20      1.55    76.7          24             120              120        360
            86         5.7500   05/10/07          1.21      0.95    79.6         120             120              117          0
         57343         6.4185   06/20/07          1.23      1.44    80.0          60             120              118        360
         58326         6.1255   05/30/07          1.41      1.45    80.0         120             120              117          0
            92         5.7500   05/10/07          1.24      1.04    77.2         120             120              117          0
            93         5.7500   05/10/07          1.25      1.06    75.8         120             120              117          0
            94         6.5000   06/11/07          1.27      1.63    75.6           0             120              118        360
         59948         6.5170   07/12/07          1.27      1.02    70.3          24              60               59        360
            96         5.7500   05/10/07          1.26      0.93    73.2         120             120              117          0


                                   Open
Seq #   Loan #   Remaining Amort   Period   Number of Units   No. Studios   Avg. Studio Rent   No. 1-BR   Avg. 1-BR Rent   No. 2-BR
-----   ------   ---------------   ------   ---------------   -----------   ----------------   --------   --------------   --------
         58795               360        4               740             0                  0        516              696        224
         56606               360        4               189             0                  0          0                0          4
         57715               360        7               933             0                  0          0                0          0
            10               360        4               360            56                566         96              646        208
         59295               360        2               320             0                  0         76              746        178
            12               360        4               306             0                  0        140              791        144
            13               360        4               300            36                569         48              619        184
            16               360        4               282             0                  0        104              664        178
            24               360        4               196             0                  0        132              813         40
         58779               359        4               193             0                  0          0                0          0
            25               360        4               301             0                  0        235              529         66
            31               360        4               186             0                  0        108              677         52
            32               356        4               199             0                  0        122              686         76
            42               360        4               244             0                  0         64              544        180
         59499               359        4               117             1                625         74              876         21
            44                 0        4                60             0                  0         48            1,144         12
            46               360        4               138             0                  0         78              623         36
         60543               360        4               319             0                  0          0                0          0
         49375               360        7               208             0                  0        144              727         64
            60                 0        4               117             0                  0         43              674         74
         49371               360        4               148             0                  0         76              563         56
         59946                 0        2               329             0                  0          0                0          0
            65               360        4               144             0                  0         18              470         72
            72               360        4                61            61              1,045          0                0          0
         59668               360        4                60             0                  0          0                0         60
            78               360        4                28             0                  0         13            1,430         15
         56969                 0        2               124             0                  0          0                0        124
            82               360        4               181             0                  0         39              464        142
            86                 0        4                28             6              1,188         15            1,162          7
         57343               360        4               120             0                  0         40              500         64
         58326                 0        4                88             0                  0         64              465         23
            92                 0        4                16             8              1,107          8            1,381          0
            93                 0        4                24             2              1,189         22            1,183          0
            94               358        4               126             0                  0         12              350         76
         59948               360        7                94             0                  0          0                0          0
            96                 0        4                20            10              1,029          6            1,159          4


Seq #   Loan #   Avg. 2-BR Rent   No. 3-BR   Avg. 3-BR Rent   No. 4-BR   Avg. 4-BR Rent   No. Units greater than 4-BR
-----   ------   --------------   --------   --------------   --------   --------------   ---------------------------
         58795              916          0                0          0                0                             0
         56606              938          0                0        185            1,609                             0
         57715                0          0                0          0                0                             0
            10              748          0                0          0                0                             0
         59295              819         66              960          0                0                             0
            12            1,125         22            1,545          0                0                             0
            13              710         32              930          0                0                             0
            16              771          0                0          0                0                             0
            24            1,025         24            1,155          0                0                             0
         58779                0          0                0        193            1,029                             0
            25              699          0                0          0                0                             0
            31              850         26            1,125          0                0                             0
            32              915          1            1,400          0                0                             0
            42              665          0                0          0                0                             0
         59499              916         21            1,187          0                0                             0
            44            1,434          0                0          0                0                             0
            46              825         24              995          0                0                             0
         60543                0          0                0          0                0                             0
         49375              918          0                0          0                0                             0
            60              807          0                0          0                0                             0
         49371              668         16            1,025          0                0                             0
         59946                0          0                0          0                0                             0
            65              520         20              770         34              820                             0
            72                0          0                0          0                0                             0
         59668              942          0                0          0                0                             0
            78            1,742          0                0          0                0                             0
         56969              311          0              319          0                0                             0
            82              488          0                0          0                0                             0
            86            1,478          0                0          0                0                             0
         57343              581         16              700          0                0                             0
         58326              585          1              750          0                0                             0
            92                0          0                0          0                0                             0
            93                0          0                0          0                0                             0
            94              400         38              450          0                0                             0
         59948                0          0                0          0                0                             0
            96              677          0                0          0                0                             0


Seq #   Loan #   Greater than 4-BR avg. rent   No. Units Vacant due to Renovation or Model or Rental Office
-----   ------   ---------------------------   ------------------------------------------------------------
         58795                             0                                          3 (2 models, 1 admin)
         56606                             0
         57715                             0
            10                             0
         59295                             0
            12                             0                                                              1
            13                             0
            16                             0
            24                             0
         58779                             0
            25                             0
            31                             0
            32                             0
            42                             0
         59499                             0
            44                             0                                                              2
            46                             0
         60543                             0
         49375                             0                                             2 (employee units)
            60                             0                                                              1
         49371                             0                                              1 (employee unit)
         59946                             0
            65                             0
            72                             0                                                              1
         59668                             0
            78                             0
         56969                             0
            82                             0
            86                             0
         57343                             0                                             2 (employee units)
         58326                             0
            92                             0
            93                             0
            94                             0
         59948                             0
            96                             0


Seq #   Loan #   Occupancy per RR   Occupancy Date   Utilities Tenant Pays         Elevator Present
-----   ------   ----------------   --------------   ---------------------------   ----------------
         58795               96.1   05/08/07         Electric, Water, Sewer        No
         56606              100.0   04/17/07                                       No
         57715               93.0   06/19/07         Electric, Gas, Water, Sewer   NAP
            10               93.1   06/22/07         Electric, Gas, Water, Sewer   No
         59295               96.6   06/18/07                                       No
            12               91.2   08/01/07                                       No
            13               94.3   06/22/07         Electric, Gas, Water, Sewer   No
            16               93.6   06/22/07         None                          No
            24               92.3   03/31/07                                       No
         58779               98.4   07/30/07         None
            25               95.3   06/22/07         Electric, Water, Sewer        No
            31               88.2   07/25/07         Electric, Gas, Water, Sewer   No
            32               96.5   03/01/07         Electric, Water, Sewer        No
            42               85.6   04/01/07                                       No
         59499               98.3   07/25/07         Electric, Water               No
            44               91.7   07/26/07         Electric, Gas                 No
            46               99.3   03/27/07         Electric, Water, Sewer        No
         60543               85.0   08/01/07
         49375               92.8   07/23/07         Water                         No
            60               82.9   04/25/07                                       No
         49371               91.2   05/21/07                                       No
         59946               68.4   07/03/07         Electric, Gas, Sewer, Water   NAP
            65               97.9   04/27/07                                       No
            72               80.0   09/01/07                                       Yes
         59668               98.3   06/04/07
            78              100.0   04/16/07         Electric, Gas, Water, Sewer   Yes
         56969               92.7   04/30/07         Water                         No
            82               93.3   04/30/07                                       No
            86              100.0   05/01/07         Electric, Gas                 Yes
         57343               95.8   05/30/07         Electric, Water, Sewer        No
         58326              100.0   07/09/07         Electric, Water               No
            92               93.8   05/01/07                                       No
            93               95.8   05/01/07         Electric, Gas                 Yes
            94               92.8   05/23/07                                       No
         59948               83.0   06/19/07         Electric, Gas, Sewer, Water   NAP
            96              100.0   05/01/07         Electric, Gas                 No


Seq #   Loan #   Sponsor
-----   ------   -------------------------------------------------------------------------------------------------------------------
         58795   HGGP Capital II, LLC
         56606   Glenn A. Turek
         57715   Edward C. Zeman
            10   Paul E. Mashni
         59295   RealSource Equity Services
            12   Donald G. Behunin, Sequoia Real Estate Holdings, L.P.
            13   Paul E. Mashni
            16   Paul E. Mashni
            24   Charles S. Leyendecker
         58779   James Miller, Greg Apel, Greg Yates
            25   Paul E. Mashni
            31   Charles S. Leyendecker
            32   Vasiliki Apostolopoulos
            42   The Gregory A. Fowler Living Trust u/t/a dated April 27, 1995, MKD Investments, L.P.
         59499   Mark Caller, Pinny Loketch
            44   Gregory Maidman, Mitchel Maidman
            46   Charles S. Leyendecker
         60543   Ross H. Patrich
         49375   Alan E. Ferris, Madeleine S. Ferris
            60   James B. Vaughn, Justin M. Vaughn, Thomas C. McKee
         49371   Alan Ferris
         59946   Edward C. Zeman
            65   The Gregory A. Fowler Living Trust u/t/a/ dated April 27, 1995, MKD Investments, L.P.
            72   Jaren Nielson, Fred Cooper, Mark Wilson
         59668   Edward R. Feinberg
            78   Jeffrey Roche
         56969   John Paul Micek, Joseph G. Ranalli, Daniel L. McCluskey, Pamela Adams, Phillip A. Henry, Li Cai, Conrad Jay Schaap,
                 Mildred Reona Schaap, David Kauffman, Kenneth K. Ebel, Scott Wright
            82   George Klein
            86   Gregory Maidman, Mitchel Maidman
         57343   Anthony Tarantino
         58326   Philip W. Stewart
            92   Mitchel Maidman, Gregory Maidman
            93   Gregory Maidman, Mitchel Maidman
            94   Frederick M. Brown, Jr.
         59948   Edward C. Zeman
            96   Gregory Maidman, Mitchel Maidman


                 -------------------------------------------------------------------------------------------------------------
                                                     Only Needed for Cooperative Properties
                 -------------------------------------------------------------------------------------------------------------
                 No. Sponsor Owned Units that                                                  No. of Owner Occupied or Vacant
Seq #   Loan #   are Rented or Available for Rent   Avg. Rent by BR for Rented Sponsor Units   Units Not Available for Rent
-----   ------   --------------------------------   ----------------------------------------   -------------------------------
         58795
         56606
         57715
            10
         59295
            12
            13
            16
            24
         58779
            25
            31
            32
            42
         59499
            44
            46
         60543
         49375
            60
         49371
         59946
            65
            72
         59668
            78
         56969
            82
            86
         57343
         58326
            92
            93
            94
         59948
            96


                 -----------------------------------------------------------------------------------------------------------
                                          Only Needed for Manufactured Housing Pad Sites

                 *Can be footnoted instead of in columns
                 -----------------------------------------------------------------------------------------------------------
                                                                   Total Gross
Seq #   Loan #   No. Manufactured Housing Pads   Avg. Rent / Pad   Income of Park    Total Gross Income of Just MH Pad Sites
-----   ------   -----------------------------   ---------------   ---------------   ---------------------------------------
         58795
         56606
         57715                             933               301      3,362,095.00                              3,310,975.00
            10
         59295
            12
            13
            16
            24
         58779
            25
            31
            32
            42
         59499
            44
            46
         60543                             319               143        888,245.00                                847,486.00
         49375
            60
         49371
         59946                             329               315        879,480.00                                853,039.00
            65
            72
         59668
            78
         56969
            82
            86
         57343
         58326
            92
            93
            94
         59948                              94               410        348,998.00                                345,874.00
            96


                 --------------------------------------------------------------------------------------------
                            Only Needed for Multifamily Properties with Retail or Commercial Space

                *Can be footnoted instead of in columns
                 --------------------------------------------------------------------------------------------
Seq #   Loan #   Total Gross Income From All Sources   Total Gross Income for Retail and Commercial Uses Only
-----   ------   -----------------------------------   ------------------------------------------------------
         58795
         56606                          3,877,524.00                                               202,337.00
         57715
            10
         59295
            12
            13
            16
            24
         58779
            25
            31
            32
            42                          1,635,014.00                                                39,240.00
         59499
            44
            46
         60543
         49375
            60
         49371
         59946
            65
            72
         59668
            78
         56969
            82
            86
         57343
         58326
            92                            318,537.00                                                94,206.00
            93
            94
         59948
            96


******Campus Park is Student Housing - with 61 six bedroom units
******322-326 East 82nd Street current DSCR is based on a previous owner operating the property below its capacity. New owner owns multiple multi families and will be able to bring expenses back in line with comprables ******309 West 43rd Street current DSCR is based on a previous owner operating the property below its capacity. New owner owns multiple multi families and will be able to bring expenses back in line with comprables
******Autumn Creek current DSCR is based on a previous owner operating the property below its capacity. New owner owns multiple multi families and will be able to bring expenses back in line with comprables
******322-326 East 82nd Street current DSCR is based on inflated expenses being passed through the property. UW expenses back out the passed through expenses.